COUSINS PROPERTIES INCORPORATED	Exhibit 21
SUBSIDIARIES OF THE REGISTRANT

At December 31, 2016, the Registrant had the following subsidiaries:

Subsidiary	State of Incorporation
1230 Peachtree Associates LLC	Georgia
191 Peachtree Project LLC	Georgia
250 Williams Street LLC	Georgia
250 Williams Street Manager, LLC	Georgia
7000 Central Park Amenities LLC	Delaware
7000 Central Park JV LLC	Delaware
7000 Central Park Note LLC	Delaware
7000 Central Park Propco LLC	Delaware
Blalock Lakes, LLC	Georgia
CCD 10 Terminus Place LLC	Georgia
Cedar Grove Lakes, LLC	Georgia
CF Murfreesboro Associates	Delaware
Cousins 214 N. Tryon, LP	Delaware
Cousins 222 S. Mill, LLC	Delaware
Cousins 3rd & Colorado LLC	Georgia
Cousins 3060 Peachtree, LLC	Delaware
Cousins 3060 Peachtree Sub, LLC	Delaware
Cousins 40867 Lake Forest, LLC	Delaware
Cousins 550 South Caldwell, LP	Delaware
Cousins 777 Main Street LLC	Georgia
Cousins 816 Congress LLC	Georgia
Cousins Acquisitions Entity LLC	Georgia
Cousins Aircraft Associates, LLC	Georgia
Cousins Austin, LLC	Delaware
Cousins Austin Partner, LLC	Delaware
Cousins - Austin Portfolio Holdings, LLC	Delaware
Cousins Avalon LLC	Georgia
Cousins Brickell II, LLC	Delaware
Cousins Carlton LLC	Delaware
Cousins CH Holdings LLC	Georgia
Cousins CH Investment LLC	Georgia
Cousins Colorado Investor LLC	Georgia
Cousins Colorado Land LLC	Georgia
Cousins Decatur Development LLC	Georgia
Cousins Deerwood LLC	Delaware
Cousins Employees LLC	Georgia
Cousins Finance AZ, LLC	Georgia
Cousins Forum, LLC	Delaware
Cousins Forum Note, LLC	Delaware
Cousins FTC Charlotte LP	Georgia
Cousins FTC Holding LLC	Georgia
Cousins NC Gen Partner LLC (f/k/a Cousins FTC Manager LLC)	Georgia
Cousins Fund II Buckhead, LLC	Delaware
Cousins Fund II Orlando I, LLC	Delaware
Cousins Fund II Philadelphia GP, LLC	Delaware
Cousins Fund II Philadelphia I, LP	Delaware
Cousins Fund II Phoenix I, LLC	Delaware
Cousins Fund II Phoenix II, LLC	Delaware

Cousins Fund II Phoenix III LLC	Delaware
Cousins Fund II Phoenix IV, LLC	Delaware
Cousins Fund II Phoenix V, LLC	Delaware
Cousins Fund II Phoenix VI, LLC	Delaware
Cousins Fund II Tampa II, LLC	Delaware
Cousins Fund II Tampa III, LLC	Delaware
Cousins International Plaza I, LLC	Delaware
Cousins International Plaza II, LLC	Delaware
Cousins International Plaza III, LLC	Delaware
Cousins International Plaza V Land, LLC	Delaware
Cousins International Plaza VI Land, LLC	Delaware
Cousins Jefferson Mill, LLC	Georgia
Cousins King Mill, LLC	Georgia
Cousins La Frontera LLC	Texas
Cousins Lincoln Place LLC	Delaware
Cousins Lincoln Place Holdings LLC	Delaware
Cousins Millennia LLC	Delaware
Cousins Murfreesboro LLC	Georgia
Cousins Northpark 400 LLC	Georgia
Cousins Northpark 500/600 LLC	Georgia
Cousins OF, L.L.C.	Delaware
Cousins One Capital, LLC	Delaware
Cousins One Capital City Plaza, LLC	Delaware
Cousins One Capital Manager, LLC	Delaware
Cousins - One Congress Plaza, LLC	Delaware
Cousins - One Congress Plaza Mezzanine, LLC	Delaware
Cousins OOC Manager LLC	Delaware
Cousins OOC Owner LLC	Delaware
Cousins Orlando, LLC	Delaware
Cousins Orlando Manager, LLC	Delaware
Cousins Properties LP	Delaware
Cousins Properties Palisades LLC	Texas
Cousins Properties Services LLC	Texas
Cousins Properties Sub, Inc.	Maryland
Cousins Properties Waterview LLC	Texas
Cousins Realty Services LLC	Delaware
Cousins Research Park V LLC	Georgia
Cousins - San Jacinto Center LLC	Delaware
Cousins - San Jacinto Center Mezzanine, LLC	Delaware
Cousins San Jose MarketCenter, LLC	Georgia
Cousins South Tryon, LLC	Delaware
Cousins Spring & 8th Streets LLC	Georgia
Cousins Spring & 8th Streets Parent LLC	Georgia
Cousins SUSP, LLC	Delaware
Cousins Tampa, LLC	Delaware
Cousins Tampa Sub, LLC	Delaware
Cousins Terminus LLC	Delaware
Cousins Tiffany Springs MarketCenter LLC	Georgia
Cousins TBP, LLC	Delaware
Cousins Tower Place 200 LLC	Delaware
Cousins TRS Austin Amenities, LLC	Delaware
Cousins TRS Services LLC	Georgia
Cousins Victory Investment LLC	Georgia
Cousins W. Rio Salado, LLC	Delaware

Cousins, Inc.	Alabama
CP - Forsyth Investments LLC	Georgia
CP - Tiffany Springs Investments LLC	Georgia
CP 2100 Ross LLC	Georgia
CP Lakeside 20 GP, LLC	Georgia
CP Lakeside Land GP, LLC	Georgia
CP Texas Industrial LLC	Georgia
CP Venture IV Holdings LLC	Delaware
CP Venture Three LLC	Delaware
CPI 191 LLC	Georgia
CPI Development LLC	Georgia
CPI Services LLC	Georgia
CREC Property Holdings, LLC	Delaware
CUZWAT Investments, LLC	Georgia
DC Charlotte Plaza Investment LLC	Georgia
DC Charlotte Plaza Manager LLC	Georgia
FDG Deerwood North LLC	Delaware
FDG Deerwood South LLC	Delaware
FIC Development LLC	Georgia
Handy Road Associates, LLC	Georgia
IPC Investments LLC	Georgia
Meridian Mark Plaza, LLC	Georgia
New Land Realty, LLC d/b/a Blalock Lakes Realty	Georgia
New TPG Four Points, LP	Texas
One Ninety One Peachtree Associates LLC	Georgia
OOC Holdings GP, LLC	Delaware
Orlando Centre Syndication Partners JV LP	Delaware
Pine Mountain Ventures, LLC	Georgia
PKY 7000 Central Park Way LLC	Delaware
PKY OOC LLC	Delaware
PKY OOC GP, LLC	Delaware
PKY OOC I LP, LLC	Delaware
PKY OOC II LP, LLC	Delaware
SONO Renaissance, LLC	Georgia
TPG-New FP LP, LLC	Delaware
TPG-New FP GP, LLC	Delaware

At December 31, 2016, the financial statements of the following entities were consolidated with those of the Registrant in the consolidated financial statements incorporated herein:

Subsidiary	State of Incorporation
50 Biscayne Venture, LLC*	Delaware
C/W King Mill I, LLC (75% owned by Registrant)	Georgia
Callaway Gardens Realty, LLC (100% owned by Cousins/Callaway, LLC)	Georgia
Cousins/Callaway, LLC*	Georgia
Cousins/Myers II, LLC*	Delaware
Cousins Properties Office Fund II, L.P. (30% owned by Registrant; 70% owned by 1031 Exchange Agent)	Delaware
CS Lakeside 20 Limited, LLLP (70% owned by Registrant)	Texas
CS Lakeside Land Limited, LLLP (70% owned by Registrant)	Texas
CS Lancaster LLC (70% owned by Registrant)	Georgia
HICO Avalon LLC (90% owned by Registrant)	Delaware
King Mill Project I LLC (75% owned by Registrant)	Georgia
Mahan Village LLC (88% owned by Registrant)	Delaware

*Minority member may receive a portion of cash flow and capital proceeds.